UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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[  ] Soliciting Material Pursuant to ss. 240.14a-12

TOFUTTI BRANDS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TOFUTTI BRANDS INC.

50 Jackson Drive

Cranford, New Jersey 07016

Telephone: (908) 272-2400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 15, 2018

To Our Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2018 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Tuesday, June 19, 2018, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey. The Homewood Suites is located off Exit 136 of the Garden State Parkway.

The matters expected to be acted upon at the Annual Meeting are:

1.	To elect five directors to the Board of Directors for the ensuing year;

2.	To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2018; and

3.	To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

Shareholders of record at the close of business on May 10, 2018, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2018: This Proxy Statement, the proxy card and our 2017 annual report are available at www.astproxyportal.com/ast/06247

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. A pre-addressed envelope for which no postage is required if mailed in the United States is enclosed. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

By order of the Board of Directors,

/s/ David Mintz
David Mintz
Chairman and Chief Executive Officer

TOFUTTI BRANDS INC.

50 Jackson Drive, Cranford, New Jersey 07016

PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. (the “Company,” “Tofutti” or “we,” “our,” or “us”), in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, June 19, 2018 at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, and at any adjournment thereof. The Homewood Suites is located off Exit 136 of the Garden State Parkway. The Board of Directors is soliciting proxies to be voted at the Annual Meeting. This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning on or about May 15, 2018.

VOTING INFORMATION

Who can vote?

You may vote if you were a shareholder of record as of the close of business on May 10, 2018. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of May 10, 2018, 5,153,706 shares of our common stock, par value $0.01 per share, were issued and outstanding.

How many votes are needed to hold the Annual Meeting?

To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of May 10, 2018, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (David Mintz and Steven Kass) to vote your shares at the Annual Meeting.

How do I vote by proxy?

Shareholder of Record: Shares Registered in Your Name

If on May 10, 2018 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the enclosed printed proxy card.

When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 10, 2018 your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Annual Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date or attending the meeting and voting in accordance with the instructions below. You also may send a written notice of revocation to 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Steven Kass, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decide you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted. If the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting. If you would like to obtain directions to be able to attend the meeting and vote in person, please contact the Company at (908) 272-2400.

What are the Board of Directors’ recommendations on how I should vote my stock?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1 – “FOR” the election of each of the directors.

Proposal 2 – “FOR” the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2018.

What if I do not specify how I want my stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1 – “FOR” the election of each of the directors.

Proposal 2 – “FOR” the ratification the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2018.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except with respect to the ratification of the selection of EisnerAmper as our independent registered public accounting firm. See “How are votes counted?”

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes to approve each proposal. An abstention from voting will be used for the purpose of establishing a quorum, but for purposes of determining the outcome of the proposal as to which the proxy is marked “abstain,” the shares represented by such proxy will not be treated as affirmative votes.

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A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

How many votes are required to approve each proposal?

To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

Our Chairman of the Board and Chief Executive Officer, David Mintz, holds 2,630,440 shares of common stock representing approximately 51.0% of the outstanding shares, permitting him to elect all the members of the Board of Directors and thereby effectively control the business, policies and management of our Company. Mr. Mintz has indicated that he presently intends to vote in favor of both of the resolutions on the agenda for the Annual Meeting.

Who pays for this proxy solicitation?

The Company will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, email or other means. No additional compensation will be paid to these individuals for any such services.

OUR BOARD OF DIRECTORS

Board Members

Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is currently comprised of five directors. All of our directors standing for re-election will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The name, age and business experience of each of our directors running for re-election are shown below.

Name	Age	Position
David Mintz	86	Chairman of the Board of Directors and Chief Executive Officer
Neal S. Axelrod	65	Director
Joseph N. Himy	48	Director
Scott Korman	63	Director
Franklyn Snitow	71	Director

David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981. Mr. Mintz’s knowledge about our company and his role as the developer of our product line is essential to the operation of our board.

Neal S. Axelrod has been a director since August 2007 and is Chairman of the Audit Committee. Mr. Axelrod has been a self-employed certified public accountant in New Jersey since 1977. Mr. Axelrod’s accounting and financial background enhances the breadth of experience of the board of directors.

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Joseph N. Himy was elected to serve as a member of the Board of Directors and the Audit Committee on October 30, 2013 by our Board of Directors. He has been Managing Director of The CFO Squad, a financial and business advisory firm providing outsourced CFO advisory and regulatory consulting services primarily for public companies since August 2011. From May 2008 until August 2011, Mr. Himy was Chief Financial Officer of Vyteris, Inc., manufacturer of the first active transdermal patch approved by the U.S. Food and Drug Administration for the pain associated with blood draws, intravenous cannulations and laser ablation of superficial skin lesions. Prior to May 2008 and from October 2004, Mr. Himy held various other positions at Vyteris, including Corporate Controller and VP of Finance. Mr. Himy received a B.S. degree in Accounting from Brooklyn College of the City University of New York and is a certified public accountant. Mr. Himy’s accounting and financial and corporate governance experience background enhances the breadth of experience of the board of directors.

Scott Korman has served as a member of the Board of Directors since December 2011 and served as a member of the Audit Committee from December 2011 until March 2016. Mr. Korman founded Nashone, Inc., a private equity firm, in 1984 and is its President. Nashone is also involved in financial advisory, turnaround and general management assignments. Mr. Korman previously served as Chairman of Da-Tech Corporation, a Pennsylvania based contract electronics manufacturer. He previously served as Chairman and CEO of Best Manufacturing Group LLC., a leading manufacturer and distributor of uniforms, napery, service apparel, and hospitality and healthcare textiles. Mr. Korman also served as President and CEO of Welsh Farms Inc., a full service dairy, processing and distributing milk, ice cream mix and ice cream products. Mr. Korman received a B.S. degree in Economics from the University of Pennsylvania Wharton School in 1977. He also serves on the boards of various not-for-profit groups and was the founder of the Englewood Business Forum. Mr. Korman’s experience as a CEO of a frozen dessert company enhances the breadth of experience of the board of directors.

Franklyn Snitow has been a director since 1987 and became a member of the Audit Committee in March 2016. He has been a partner in the New York City law firm Snitow Kanfer & Holtzer, LLP, our general counsel since 1985. Mr. Snitow’s legal and corporate governance background enhances the breadth of experience of the board of directors.

Board of Directors and Committees

Leadership Structure and Risk Oversight

Our business and affairs are managed under the direction of our Board of Directors, composed of four non-employee directors and one employee director as of the date of this Proxy Statement. Our Board of Directors as a whole establishes our overall policies and standards, reviews the performance of management and considers our overall risk regarding our operations and goals and how those risks are being managed. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues. David Mintz, the Chief Executive Officer of our company, is Chairman of the Board of Directors. Our company combined the positions of CEO and Chairman of the Board because of the size of the company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Director Meetings and Committees

Our Board of Directors held four meetings during 2017. Messrs. Mintz, Axelrod, Himy and Korman attended four meetings and Mr. Snitow attended one meeting. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2017 annual meeting of shareholders, four of the five directors in office were present and in attendance.

Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee. Our Audit Committee held four meetings during 2017.

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Nominations Process, Executive Compensation; Director Independence; Board Diversity

It is the position of our Board of Directors that it is not necessary for our company to have a separate nominating and compensation committee in light of the “ Controlled Company” status of our company, the composition of our Board of Directors and the collective independence of our independent directors, which enable the company to fulfill the functions of standing committees.

Candidates for independent Board members have typically been found through recommendations from directors or other individuals associated with us. Our shareholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our shareholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees and do not have a formal diversity policy, although we believe that the independent directors should have a range of relevant experience, independence, diversity and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.

We currently have only two executive officers, and our Board as a whole, but without Mr. Mintz in attendance, sets their compensation. In setting compensation, the Board reviews and considers prior compensation levels of the two executive officers, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. The Board determines the amount of cash (or any other compensation) to be paid to our directors. Our non-employee directors earned director compensation in fiscal year 2017 based on the number of meetings attended.

Audit Committee

The Audit Committee currently consists of Messrs. Axelrod, Himy and Snitow. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended. The Board of Directors has also determined that Neal S. Axelrod is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2017. Messrs. Axelrod and Himy attended all of those meetings, and Mr. Snitow attended two. The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.tofutti.com).

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to directors, officers, employees and agents of our company. We have also adopted a Code of Ethics for Senior Officers, which applies to our chief executive officer, and all senior financial officers of our company, including the chief financial officer, chief accounting officer or controller, or persons performing similar functions. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Officers are publicly available on our website at www.tofutti.com and printed copies are available upon request. If we make any substantive amendments to the Code of Business Conduct and Ethics or the Code of Ethics or grant any waivers, including any implicit waiver, from a provision of these codes to our chief executive officer, chief financial officer or corporate controller or our directors, we will disclose the nature of such amendment or waiver on our website.

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Shareholder Communications with the Board of Directors

Our shareholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

Secretary

Tofutti Brands Inc.

50 Jackson Drive

Cranford, New Jersey 07016

Our Secretary will deliver shareholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

PROPOSAL I

ELECTION OF DIRECTORS

At the Annual Meeting five directors are to be elected, each to serve until the next annual meeting of shareholders and until their respective successor is elected and qualified or until their respective death, resignation or removal. The Board of Directors proposes the election of the nominees named below, who currently are members of our Board of Directors.

Unless authorization to do so is withheld, proxies received will be voted FOR the nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve.

Nominees

Our Board of Directors proposes the election of the following nominees as members of the Board of Directors:

David Mintz	Neal S. Axelrod	Joseph N. Himy

Scott Korman	Franklyn Snitow

Our Board unanimously recommends that shareholders vote FOR the election of each nominee for Director named above.

OUR EXECUTIVE OFFICERS

The Board of Directors appoints the executive officers of the Company who are responsible for administering our day-to-day operations. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. Each of the executive officers devote their full time to the operations of our company. The names of our current executive officers, their ages as of May 10, 2018, and their positions are shown below. Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Name of Executive Officer	Position	Age
David Mintz	Chairman of the Board of Directors and Chief Executive Officer	86
Steven Kass	Chief Financial Officer, Treasurer and Secretary of the Company	66

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Steven Kass has been our Chief Financial Officer since November 1986 and Secretary and Treasurer since January 1987.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of May 10, 2018 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Owner(2)		Percent of Class(3)
David Mintz	2,770,128	(4)	53.7%
Steven Kass	220,000		4.3%
Franklyn Snitow	48,100	(5)	*
Neal S. Axelrod	15,000	(6)	*
Joseph N. Himy	15,000	(6)	*
Scott Korman	15,000	(6)	*
All Executive Officers and Directors as a group (6 persons)	3,130,218	(7)	58.75%

*	Less than 1%.

(1)	The address of Messrs. Mintz, Kass, Axelrod and Himy is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Korman is c/o Nashone, Inc., 175 Elm Road, Englewood, NJ 0361. Each of these persons has sole voting and/or investment power of the shares attributed to him.
(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of May 10, 2018 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(3)	Based on 5,153,706 shares issued and outstanding as of May 10, 2018.
(4)	Includes 15,000 shares issuable upon the exercise of currently exercisable stock options and 124,688 shares issuable upon conversion of a $500,000 note between Mr. Mintz and the company.
(5)	Includes 15,000 shares issuable upon the exercise of currently exercisable stock options.
(6)	Issuable upon the exercise of currently exercisable stock options
(7)	Includes 75,000 shares issuable upon the exercise of currently exercisable stock options and 124,688 shares issuable upon conversion of a $500,000 note between Mr. Mintz and the company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission, or the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all such forms they file.

To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal year 2017 all persons subject to these reporting requirements filed the required reports on a timely basis.

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EXECUTIVE COMPENSATION

Compensation Overview

Tofutti Brands, Inc. is a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

The following table sets forth information concerning the total compensation during the last three fiscal years for our named executive officers whose total salary in fiscal 2017 totaled $100,000 or more:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total($)
David Mintz	2017	450,000	—	—	—	—	—	450,000
Chief Executive Officer	2016	450,000	—	—	—	—	—	450,000
and Director	2015	450,000	—	—	38,897	—	—	488,897

Steven Kass	2017	125,000	—	—	—	—	—	125,000
Chief Financial Officer	2016	125,000	—	—	—	—	—	125,000
	2015	125,000	—	—	—	—	—	125,000

(1)	The dollar amounts in the Option Awards column above reflect the fair value of options as of the grant date for the year ended December 30, 2017, in accordance with ASC 718 and, therefore, do not necessarily reflect actual benefits received by any individual. Assumptions used in the calculation of these amounts are included in Note 5 to our audited financial statements for the year ended December 30, 2017.

Narrative Disclosure to Summary Compensation Table

Because of our size and the limited number of executive officers, our compensation structure is not complex. We do not currently have any employment agreements with our executive officers, nor do we anticipate entering into employment contracts with our executive officers and key personnel in the future. Our executive officers receive salaries based on the prior salaries provided to them, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. Bonuses for the prior year, when awarded, are finalized and paid in current fiscal year and are generally contingent upon our financial condition and the performance of the executive officers during the prior fiscal year. No bonuses were awarded for fiscal 2017, fiscal 2016 or fiscal 2015.

The aggregate value of all other perquisites and other personal benefits furnished to each of our executive officers was less than $10,000 in the 2017, 2016 and 2015 fiscal years.

Grants of Plan-Based Awards for Fiscal 2017

During the fiscal year ended December 30, 2017, no grants were made under our 2014 Equity Incentive Plan.

Long-Term Incentive Plans-Awards in Last Fiscal Year

We do not currently have any long-term incentive plans.

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DIRECTOR COMPENSATION

Our non-employee directors earned director compensation in fiscal year ended December 30, 2017 based on the number of meetings attended. Mr. Axelrod, chairman of the audit committee, receives $1,500 per meeting attended. Other members of the audit committee receive $1,000 per meeting attended. All other non-employee directors are entitled to $500 per meeting attended.

The following table sets forth the compensation received by each of the Company’s non-employee directors for the year ended December 30, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Neal S. Axelrod	16,500	—	—	—	—	—	16,500
Joseph N. Himy	7,000	—	—	—	—	—	7,000
Scott Korman	2,500	—	—	—	—	—	2,500
Franklyn Snitow	1,000	—	—	—	—	—	1,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table reflects that the options awards granted to the named executive officers identified above in the summary compensation table pursuant to the 2014 Equity Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End

Option Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
David Mintz	10,000	—	—	4.39	4/2/20
	5,000	—	—	4.46	6/10/20
Steven Kass	—	—	—	—	—

TRANSACTIONS WITH RELATED PERSONS

In order to provide our company with additional working capital, on January 6, 2016, David Mintz, our Chairman and Chief Executive Officer, provided us with a loan of $500,000, which has been extended to come due on December 31, 2019. Commencing March 31, 2016, interest of 5% is payable on a quarterly basis without compounding. The loan may be prepaid in whole or in part at any time without premium or penalty. The loan is convertible into our common stock at a conversion price of $4.01 per share, the closing price of our common stock on the date the promissory note was entered into. In the event of default, as defined in the promissory note, without any action on the part of Mr. Mintz, the interest rate will increase to 12% per annum and the entire principal and interest balance under the loan, and all of our other obligations under the loan, will be immediately due and payable, and Mr. Mintz will be entitled to seek and institute any and all remedies available to him. The loan is secured by is secured by substantially all of our assets.

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AUDIT COMMITTEE REPORT*

Our Audit Committee, which operates pursuant to a written charter, assists the board of directors in fulfilling its oversight responsibilities by reviewing Tofutti Brands’ financial reporting process on behalf of the board. Management is responsible for Tofutti Brands’ internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards.

EisnerAmper LLP, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the company’s consolidated financial statements with generally accepted accounting principles. The Audit Committee is responsible for overseeing and monitoring these practices. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures.

In this context, the Audit Committee reviewed and discussed with management and EisnerAmper LLP, among other things, the scope of the audit to be performed, the results of the audit performed and the independent registered public accounting firm’s fee for the services performed. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. Discussions about our audited financial statements included the auditors’ judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements.

The Audit Committee also discussed with EisnerAmper LLP other matters required by Statement on Auditing Standards, (“SAS”) No. 61 “Communication with Audit Committees,” as amended. EisnerAmper LLP provided to the Audit Committee written disclosures and the letter required by required by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee discussed with EisnerAmper LLP the registered public accounting firm’s independence from the company.

Based on the Audit Committee’s discussion with management and EisnerAmper LLP and the Audit Committee’s review of the representations of management and the report of EisnerAmper LLP to the Audit Committee, the Audit Committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 30, 2017 filed with the Securities and Exchange Commission and selected EisnerAmper LLP as the independent registered public accounting firm for the company for fiscal 2018.

Submitted by the Audit Committee of the Board of Directors of Tofutti Brands Inc.

Neal S. Axelrod, Chair
Joseph N. Himy
Franklyn Snitow

*       The Audit Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

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PROPOSAL II

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

EisnerAmper LLP and its predecessor have been our independent registered public accountants since January 2005.

The following resolution will be offered by the Board of Directors at the Annual Meeting.

“RESOLVED: That the selection of EisnerAmper LLP by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 29, 2018 is ratified, confirmed and approved.”

Our Board of Directors believes that EisnerAmper LLP has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants.

In the event this resolution does not receive the necessary votes for adoption, or if for any reason EisnerAmper LLP ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

Our Board of Directors unanimously recommends a vote FOR the foregoing proposal.

Representatives of EisnerAmper LLP will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Registered Public Accountants

Set forth below are the aggregate fees billed for each of the fiscal years ended December 30, 2017 and December 31, 2016 for services rendered by EisnerAmper LLP, our independent registered accounting firm.

	Fiscal 2017	Fiscal 2016
Audit fees	$84,000	$73,500
Audit-related fees	-	-
Total Audit & Audit-related fees	$84,000	$73,500
Tax fees	-	-
All other fees	-	-
Total fees	$84,000	$73,500

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings. During fiscal 2017 and 2016, we incurred audit fees with EisnerAmper LLP in the amount of $82,000 and $80,000, respectively.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under Audit fees. No such fees were billed in fiscal 2017 or 2016.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice. No such fees were billed by EisnerAmper LLP in fiscal 2017 or 2016. The Audit Committee pre-approved all Audit-related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

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Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee has established a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee’s responsibilities, including the pre-approval of services to be performed by the independent registered public accountants.

The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. Our Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to our Audit Committee.

All of the audit services provided by the independent registered public accountants in fiscal year 2017 were approved by the Audit Committee under its pre-approval policies, and the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 30, 2017 (“2017 Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to shareholders with this proxy statement. We will furnish any exhibit to our 2017 Annual Report free of charge to any shareholder upon written request to: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016 or email a request to: info@tofutti.com.

The 2017 Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the 2017 Annual Report together with any later information that we file with the SEC and other publicly available information. Documents we file with the SEC may be reviewed and/or obtained through the SEC’s Electronic Data Gathering Analysis and Retrieval System, or EDGAR, which is publicly available through the SEC’s website at http://www.sec.gov.

TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to our company in a timely manner.

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2019 may do so by following the procedures set forth in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by us no later than January 19, 2019. Except in the case of proposals made in accordance with Rule 14a-8, for shareholder proposals to be considered at the 2019 annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to our corporate secretary by December 26, 2018.

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OTHER MATTERS

Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Our financial statements are included in our 2017 Annual Report, which is expected to be mailed to our shareholders beginning on or about May 15, 2018.

By Order of the Board of Directors,

/s/ Steven Kass
Steven Kass
Secretary

Dated: May 15, 2018

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